AMERICAN GENERAL LIFE INSURANCE COMPANY
                          AG PLATINUM CHOICE VUL 2
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                            SEPARATE ACCOUNT VL-R

                       SUPPLEMENT DATED OCTOBER 2, 2017
                        TO PROSPECTUS DATED MAY 1, 2017
              AND CONFORMED TO INCLUDE ITS JULY 3, 2017 SUPPLEMENT

     American General Life Insurance Company is supplementing its AG Platinum Choice VUL 2 Prospectus effective October 2, 2017 for the purpose of changing the terms of its offer in Connecticut of the Terminal Illness Rider and of the Accelerated Access Solution(SM).

     1. Change to terminal illness rider in Connecticut. The terminal illness rider available with any AG Platinum Choice VUL 2 policy issued in the state of Connecticut on October 2, 2017 and later, will require that the policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and 24 months or less to live. The 24 month diagnosis replaces a 12 month diagnosis. Any terminal illness rider issued in Connecticut before October 2, 2017 is not affected by this change.

     2. Change to Accelerated Access Solution(SM) in Connecticut. The Accelerated Access Solution(SM) (also referred to as the Chronic Illness Accelerated Death Benefit Rider) available with any AG Platinum Choice VUL 2 policy that is issued in the state of Connecticut on October 2, 2017 and later, defines "chronically ill" to mean that the insured person has been certified or re-certified by a licensed health care practitioner within the preceding 12-month period as being unable to perform, without substantial assistance from another person, at least two Activities of Daily Living for a period of at least 90 consecutive days due to a loss of functional capacity, or requiring substantial supervision to protect the insured person from threats to health and safety due to permanent Severe Cognitive Impairment.

            Previously in Connecticut, the insured person under the Accelerated Access Solution must have been confined for at least six months in a place of residence or in an institution that provides necessary care or treatment for the condition causing the critical illness, and there must be a medical determination that the insured person is expected to remain confined until death. This requirement will no longer apply to policies issued October 2, 2017 and later. Any Accelerated Access Solution issued in Connecticut before October 2, 2017 is not affected by this change.

     If you have any questions, please contact our Variable Universal Life Operations at 1-800-340-2765.